EXHIBIT 10.36.3

AMENDED NOTE EXTENSION AGREEMENT

This Amended Note Extension Agreement (“Amended Extension Agreement”), is made and entered into this 30th day of May 2019, effective as of January 30, 2019 (the “Effective Date”), by and among Accelerated Pharma, Inc., a Delaware corporation (the “Company”), and the parties (each a “Note Holder” and collectively, the “Note Holders”) identified on the Note Holder Conversion Schedule attached hereto. The Company and the Note Holders are sometimes referred to individually, as a “Party” and collectively, as the “Parties.”

WHEREAS, the Company and Note Holders identified on Schedule A hereto entered into Securities Purchase Agreements (collectively, the “Securities Purchase Agreements” or “SPAs”) and other transaction documents (collectively, “Transaction Documents”) dated as of December 23, 2014, May 8, 2015, June 11, 2015, November 6, 2015, April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016, July 15, 2016 and the unsigned September 2017 SPA (the April 20, 2016, April 22, 2016, May 9, 2016, May 27, 2016, July 15, 2016 and the unsigned September 2017 SPA, and several other Securities Purchase Agreements with dates ranging between July 2016 through September 2017; and

WHEREAS, pursuant to the Transaction Documents, the Company issued to the Note Holders certain secured convertible notes having maturity date of December 31, 2017 (“2014-2016 Notes”); and

WHEREAS, in 2017, the Note Holders exchanged warrants previously issued by the Company for 1,104,740 shares of the Company’s common stock, par value $0.00001 (the “Common Stock”), all of which shares are eligible for resale by the Note Holders pursuant to the provisions of Rule 144, promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”); and

WHEREAS, in October 2018, the Parties, understanding that the Company was in the process of filing a registration statement on Form S-1 (the “Registration Statement”) with the SEC for its initial public offering (“IPO”), agreed to a Note Extension Agreement in contemplation of the IPO; and

WHEREAS, on October 22, 2018, the Company filed the Registration Statement for the issuance and sale of 750,000 units (the “Units”) at a price of $4.00 per Unit, each consisting of one (1) share of common stock, par value $0.00001 (the “Common Stock”) and one (1) Class A Warrant exercisable for a period of five (5) years to purchase one (1) additional share of Common Stock at an exercise price of $4.40 per share, and filed the Form of Note Extension Agreement as Exhibit 10.36 to the Registration Statement which provided for the extension of the maturity date on the Notes to January 31, 2019; and

WHEREAS, the Parties acknowledge that the Notes may be deemed to be past due and in connection with the completion of the audit of the Company’s consolidated financial statements for the year-ended December 31, 2017 (the “2017 Financial Statements”) and the filing of the Registration Statement, Registration Statement No. 333- 22791, which was filed with the SEC on October 22, 2018, and the amended Registration Statement was filed with the SEC on January 25, 2019, the Company has requested and the Note Holders have agreed to: (i) further extend the maturity dates of the Notes from January 31, 2019 to December 31, 2019 (the “New Maturity Date”), with the understanding that the New Maturity Date may be extended pursuant to a separate written agreement between the Parties; (ii) waive any Events of Default (as that term is defined in the Transaction Documents) that occurred or may have occurred prior to the date hereof; and (iii) the Note Holders have agreed that for good and valuable consideration, upon the effective date of the pending Registration Statement, when and if declared by the SEC under the Act, to convert their Notes and all accrued interest, with respect to certain Note Holders into shares of Common Stock at a conversion price of $1.60 and with respect to certain other Note Holders, all as set forth in Schedule A, into shares of the Company’s Series C Convertible Preferred Stock as as set forth in Schedule A hereto.

NOW, THEREFORE, the Company and Note Holders hereby agree as follows:

1. The New Maturity Date of the 2014 Notes and the 2015 Notes is extended to December 31, 2019, effective as of January 30, 2019 (the “Effective Date”).

2. As of the Effective Date and only in connection with this Amended Extension Agreement, the undersigned Note Holders agree to: (i) waive any Events of Default that have occurred or may have occurred prior to the date hereof; (ii) waive any restrictions contained in the Transaction Documents in order to afford the Company the opportunity to successfully implement and complete the IPO; and (iii) the adoption of the New Maturity Date.

3. The undersigned Note Holders each represent to the Company that he/she/it is the holder of the Notes in the amounts set forth on Schedule A hereto, he/she/it has not sold, transferred or otherwise assigned any of the Notes and he/she/it has the authority to enter into and deliver this Amended Extension Agreement.

4. This Amended Extension Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument. This Extension Agreement may be signed and delivered by facsimile or electronically and such facsimile or electronically signed and delivered Extension Agreement shall be enforceable.

IN WITNESS WHEREOF, the Company and the undersigned Note Holders have caused this Amended Extension Agreement to be executed as of the date first written above.

ACCELERATED PHARMA, INC.
Agreed to and Accepted by:

/s/: Michael Fonstein
Name:	Michael Fonstein
Title:	Chief Executive Officer

Note Holder	Principal Amount	Accrued Interest	Total Amount Oustanding	Date of Issuance	Securities Issuable on Conversion	Number of Shares
HSI Partnership	$50,000.00	$17,888.89	$67,888.89	12/29/14	Common Stock	42,431
Nachum Stein	$100,000.00	$35,777.78	$135,777.78	12/29/14	Common Stock	84,861
American European Insurance Co.	$100,000.00	$35,777.78	$135,777.78	12/29/14	Common Stock	84,861
RR Investment 2012 LP	$50,000.00	$17,888.89	$67,888.89	12/29/14	Common Stock	42,431
Morris Fuchs	$50,000.00	$17,888.89	$67,888.89	12/29/14	Common Stock	42,431
Curber International LTD.	$400,000.00	$143,111.11	$543,111.11	12/23/14	Common Stock	339,444
RR Investment 2012 LP	$500,000.00	$144,861.11	$644,861.11	5/8/15	Common Stock	403,038
2004 Leon Scharf Irrevocable Trust Corp.	$100,000.00	$28,972.22	$128,972.22	5/8/15	Common Stock	80,608
Abraham Belsky	$50,000.00	$14,486.11	$64,486.11	5/8/15	Common Stock	40,304
Alpha Capital	$750,000.00	$217,291.67	$967,291.67	5/8/15	Series C Convertible Preferred[1]	1,209
API Bio Investors	$340,000.00	$98,505.56	$438,505.56	5/8/15	Common Stock	274,066
Brio Capital	$110,000.00	$31,869.44	$141,869.44	5/8/15	Series C Convertible Preferred[1]	177
Edwin W. Colman Children’s Trust	$100,000.00	$28,972.22	$128,972.22	5/8/15	Common Stock	80,608
Eli Inzlicht-Sprei	$25,000.00	$7,243.06	$32,243.06	5/8/15	Common Stock	20,152
Harvey Lang	$25,000.00	$7,243.06	$32,243.06	5/8/15	Common Stock	20,152
Hoch Family Equities, LLC	$50,000.00	$14,486.11	$64,486.11	5/8/15	Common Stock	40,304
Bernard Lazarus	$50,000.00	$14,486.11	$64,486.11	6/11/15	Common Stock	40,304
API Bio Investors	$220,000.00	$57,193.89	$277,193.89	11/6/15	Common Stock	173,246
Mordechai Marc Belsky	$50,000.00	$12,998.61	$62,998.61	11/6/15	Common Stock	39,374
Keren Brocha	$35,000.00	$9,099.03	$44,099.03	11/6/15	Common Stock	27,562
Chaim Gross	$30,000.00	$7,799.17	$37,799.17	11/6/15	Common Stock	23,624
Hoch Family Equities, LLC	$100,000.00	$25,997.22	$125,997.22	11/6/15	Common Stock	78,748
Morris Fuchs	$50,000.00	$12,998.61	$62,998.61	11/6/15	Common Stock	39,374
Eli Inzlicht-Sprei	$15,000.00	$3,899.58	$18,899.58	11/6/15	Common Stock	11,812
Leon Scharf	$100,000.00	$22,458.33	$122,458.33	4/20/16	Common Stock	76,536
Venture Cap Group	$50,000.00	$11,229.17	$61,229.17	4/20/16	Common Stock	38,268
HSI Partnership	$20,000.00	$4,491.67	$24,491.67	4/22/16	Common Stock	15,307
Nachum Stein	$40,000.00	$8,983.33	$48,983.33	4/22/16	Common Stock	30,615
American European	$40,000.00	$8,983.33	$48,983.33	4/22/16	Common Stock	30,615
Manuel Scharf	$100,000.00	$21,855.56	$121,855.56	5/9/16	Common Stock	76,160
Shein Ventures	$100,000.00	$21,855.56	$121,855.56	5/27/16	Common Stock	76,160
Yuri Rabinovich	$50,000.00	$10,636.11	$60,636.11	6/21/16	Common Stock	37,898
Masoud Togrhraie	$150,000.00	$31,908.33	$181,908.33	7/1/16	Common Stock	113,693
Ross Overbeek	$20,000.00	$4,133.89	$24,133.89	7/12/16	Common Stock	15,084
Alpha Capital	$50,000.00	$10,334.72	$60,334.72	7/15/16	Series C Convertible Preferred[1]	75
Raymond Dayan	$40,000.00	$8,267.78	$48,267.78	7/15/16	Common Stock	30,167
Brio Capital	$25,000.00	$5,167.36	$30,167.36	7/15/16	Series C Convertible Preferred[1]	38
Masoud Togrhraie	$50,000.00	$10,636.11	$60,636.11	7/1/16	Common Stock	37,898
Edwin w. Colman Children’s Trust	$50,000.00	$10,033.33	$60,033.33	8/5/16	Common Stock	37,521
2004 Loen Scharf Irrevocable Trust	$50,000.00	$10,033.33	$60,033.33	8/5/16	Common Stock	37,521
Michael Schwartz	$120,000.00	$24,080.00	$144,080.00	8/29/16	Common Stock	90,050
Walter Schenker IRA #1374	$50,000.00	$9,741.67	$59,741.67	9/22/16	Common Stock	37,339
Sturling Advisors LLP	$105,000.00	$20,457.50	$125,457.50	9/26/16	Common Stock	78,411
Asher Hartman	$26,000.00	$5,065.67	$31,065.67	9/27/16	Common Stock	19,416
Scott Greenberg	$50,000.00	$9,741.67	$59,741.67	9/30/16	Common Stock	37,339
DNR	$50,000.00	$9,693.06	$59,693.06	10/6/16	Common Stock	37,308
AJH	$50,000.00	$9,693.06	$59,693.06	10/6/16	Common Stock	37,308
Alpha Capital	$75,000.00	$8,808.33	$83,808.33	11/3/17	Series C Convertible Preferred[1]	105
Brio Capital	$25,000.00	$2,936.11	$27,936.11	11/3/17	Series C Convertible Preferred[1]	35
Chaim Gross	$100,000.00	$11,686.11	$111,686.11	11/6/17	Common Stock	69,804

1 Each share of Series C Convertible Preferred Stock is convertible into 500 shares of Common Stock, subject to a Beneficial Ownership Limitation set forth in the Certificate of Designation-Series C Convertible Preferred Stock.